EXHIBIT 99(o)

Special Serviced Loan Detail Report as of December 2002

            Special                                                                                         # of        Scheduled
            Service               Underlying                                                                Months      Balance as
Asset        Type    Prop Type    Transaction          PROPERTY NAME                 CITY              ST   Delinq      of Dec 2002
CBO1       REO        Healthcare   NASC 1994-C3         Fallon                        Fallon          NV      20         3,512,867
CBO1       Monetary   Healthcare   NASC 1994-C3         Oakwood Manor                 Dyersburg       TN       0         1,098,319
CBO1       Monetary   Healthcare   NASC 1994-C3         Briarwood Manor               Lexington       TN       0         1,262,481
CBO1       Monetary   Healthcare   NASC 1994-C3         Whitehaven Manor              Memphis         TN       0         1,926,134
CBO1       Monetary   Healthcare   NASC 1994-C3         Parkview Manor                Humboldt        TN       0         1,581,622
CBO1       REO        Healthcare   ASC 1995-D1          Golden Age                    Lyons           IL      29         3,174,844
CBO1       REO        Hotel        ASC 1995-D1          Days Inn - Airport            Savannah        GA      14         3,681,788
CBO1       REO        Hotel        ASC 1995-D1          Days Inn - Abercorn           Savannah        GA      14         2,399,737
CBO1       Monetary   Office       ASC 1996-D2          Broadway Building             Salt Lake City  UT       4         7,222,975
------------------------------------------------------------------------------------------------------------------------------------
CBO1       Covenant   Retail       ASC 1996-D2          Sandalfoot                    Boca Raton      FL       0         7,077,057
CBO1       Covenant   Retail       ASC 1996-D2          Nassau Square                 Lake Worth      FL       0         5,174,285
CBO1       Covenant   Retail       ASC 1996-D2          Forest Hill                   West Palm Beach FL       0         4,236,361
CBO1       Covenant   Retail       ASC 1996-D2          Oakbrook                      Ocala           FL       0         1,821,994
------------------------------------------------------------------------------------------------------------------------------------
CBO1       Monetary   Hotel        ASC 1996-D2          American Inn, Independence    Independence    MO       7         3,065,903
CBO1       Monetary   Hotel        ASC 1996-D2          American Motel, Kansas City   Kansas City     KS       7         2,702,338
CBO1       Monetary   Hotel        ASC 1996-D2          American Motel, Wheat Ridge   Wheat Ridge     CO       7         2,276,360
CBO1       Monetary   Hotel        ASC 1996-D2          Intrste Inn, Council Bluffs   Council Bluffs  IA       7         2,125,523
CBO1       Monetary   Hotel        ASC 1996-D2          American Inn, Springfield     Springfield     MO       7         1,990,521
CBO1       Monetary   Hotel        ASC 1996-D2          Intrste Inn, Blue Springs     Blue Springs    MO       7         1,960,675
CBO1       Monetary   Hotel        ASC 1996-D2          American Inn, Hammond         Hammond         IN       7         1,959,020
CBO1       Monetary   Hotel        ASC 1996-D2          American Inn, Blue Springs    Blue Springs    MO       7         1,651,748
CBO1       Monetary   Hotel        ASC 1996-D2          Interstate Inn, Wheat Ridge   Wheat Ridge     CO       7         1,447,901
CBO1       REO        Hotel        ASC 1996-D2          Homegate - El Paso            El Paso         TX      25         4,239,249
CBO1       REO        Hotel        ASC 1996-D2          Homegate - Airport            San Antonio     TX      25         4,030,034
CBO1       REO        Hotel        ASC 1996-D2          Homegate - Amarillo           Amarillo        TX      25         2,913,458
CBO1       REO        Hotel        ASC 1996-D2          Homegate - Fiesta Park        San Antonio     TX      25         2,912,215
CBO1       REO        Hotel        ASC 1996-D2          Homegate - Irving             Irving          TX      25         2,559,721
CBO1       Monetary   Hotel        ASC 1996-D2          Harvey Hotel, Plano           Plano           TX       0         7,184,490
CBO1       Monetary   Hotel        ASC 1996-D2          Harvey Hotel, LBJ             Dallas          TX       0         6,157,544
CBO1       REO        Hotel        ASC 1996-D2          Ramada Inn-Mobile             Mobile          AL      13         6,393,262
CBO1       Monetary   Hotel        ASC 1996-D2          Sheraton-Shreveport           Shreveport      LA       0         5,347,617
CBO1       Monetary   Hotel        ASC 1996-D2          Days Inn-Boulder              Boulder         CO      13         2,303,168
------------------------------------------------------------------------------------------------------------------------------------
CBO1       Covenant   Hotel        ASC 1996-D2          Quality Inn Center-Seattle    Seattle         WA       0         2,054,808
------------------------------------------------------------------------------------------------------------------------------------
CBO1       Monetary   Hotel        ASC 1996-D2          Days Inn Westhaven            West Haven      CT       0         2,336,312
------------------------------------------------------------------------------------------------------------------------------------
CBO1       Corrected  Hotel        ASC 1996-D2          Culpepper-Super 8             Culpeper        VA       0           769,374
------------------------------------------------------------------------------------------------------------------------------------
CBO1       Monetary   Hotel        SASCO(LBCMT)1995-C2  Holiday Inn North Fort Worth  Fort Worth      TX       0         8,671,729
CBO1       Monetary   Hotel        SASCO(LBCMT)1995-C2  Holiday Inn South Fort Worth  Fort Worth      TX       1         6,598,516
CBO1       Monetary   Retail       SASCO(LBCMT)1995-C2  Wheaton Plz Shopping Center   Millville       NJ       7         2,881,921
CBO1       Monetary   Retail       DLJMAC 1995-CF2      Huntsville West Shopping Ctr  Huntsville      AL       1         9,424,254
CBO1       REO        Retail       DLJMAC 1995-CF2      E Hills Pavillion Shpg Ctr    Bakersfield     CA      15         4,397,468
CBO1       Monetary   Retail       DLJMAC 1995-CF2      Eagle Country Market          Elgin           IL       3         2,060,482
CBO1       Monetary   Retail       DLJMAC 1995-CF2      Chittenango Plz Shpg Ctr      Vlg of Chtng    NY       2         1,333,411
CBO1       Monetary   Hotel        DLJMAC 1995-CF2      Holiday Inn Oceanfront Htl    Hltn Head Ild   SC       0         5,542,964
CBO1       Monetary   Hotel        DLJMAC 1995-CF2      Ft Wyn Hltn at the Conv Ctr   Fort Wayne      IN       0         4,121,691
CBO1       Monetary   Hotel        DLJMAC 1995-CF2      Holiday Inn Hotel             Santa Fe        NM       0         4,121,691


Special Serviced Loan Detail Report as of December 2002

            Special                                                                                         # of        Scheduled
            Service               Underlying                                                                Months      Balance as
Asset        Type    Prop Type    Transaction          PROPERTY NAME                 CITY              ST   Delinq      of Dec 2002
CBO1       Monetary   Hotel        DLJMAC 1995-CF2      Radisson Inn-Nw Orlns Arpt    Kenner          LA       0         3,766,373
CBO1       Monetary   Hotel        DLJMAC 1995-CF2      Holiday Inn, Phoenix West     Phoenix         AZ       0         3,339,992
CBO1       Monetary   Hotel        DLJMAC 1995-CF2      Holiday Inn-Meadowlands Htl   Washington      PA       0         2,984,673
CBO1       Monetary   Hotel        DLJMAC 1995-CF2      Royce Htl-Pittsburgh Arprt    Coraopolis      PA       0         2,558,291
CBO1       Monetary   Hotel        DLJMAC 1995-CF2      Radisson, Phoenix Airport     Phoenix         AZ       0         1,847,655
CBO1       Monetary   Hotel        DLJMAC 1995-CF2      Holiday Inn Express           Palm Desert     CA       0         1,350,209
CBO1       Monetary   Hotel        DLJMAC 1995-CF2      Holiday Inn Airport East      Phoenix         AZ       0         9,362,165
CBO1       Monetary   Hotel        MLMI 1995-C3         Days Inn - Clairmont          Atlanta         GA       2         4,313,564
CBO1       REO        Hotel        MLMI 1995-C3         Ramada Inn - Six Flags        Atlanta         GA      62         3,733,400
CBO1       REO        Hotel        MLMI 1995-C3         Ramada Inn Nashville          Nashville       TN      14         2,321,833
CBO1       REO        Hotel        MLMI 1995-C3         Memphis Econolodge Airport    Memphis         TN      11         1,424,985
CBO1       Monetary   Retail       MLMI 1995-C3         7340 International Drive      Orlando         FL       2         7,421,439
CBO2       REO        Multifamily  DLJMAC 1996-CF2      Cambridge Hall Rtrmnt Ctr     Chattanooga     TN      33         3,199,059
------------------------------------------------------------------------------------------------------------------------------------
CBO2       Corrected  Multifamily  DLJMAC 1996-CF2      Regency Apartments            West Haven      CT       1         2,146,278
CBO2       Corrected  Multifamily  DLJMAC 1996-CF2      Forest Hills Apartments       West Haven      CT       1         2,091,170
------------------------------------------------------------------------------------------------------------------------------------
CBO2       REO        Retail       DLJMAC 1996-CF2      Eagle Country Market          Clinton         IA      29         3,224,010
CBO2       Monetary   Hotel        DLJMAC 1996-CF2      Best Western Premiere Inn     Whiteville      NC       0         2,648,636
CBO2       Monetary   Multifamily  DLJMAC 1997-CF2      Willowdaile Apartments        Durham          NC       4         4,592,884
CBO2       Monetary   Retail       DLJMAC 1997-CF2      Mercado Mediterranean Vllg    Orlando         FL      11        16,681,333
CBO2       Monetary   Retail       DLJMAC 1997-CF2      Super Kmart Center            Gainesville     GA       0         9,489,000
CBO2       Monetary   Retail       DLJMAC 1997-CF2      Washington Prk Plz Shpg Ctr   Homewood        IL       6         4,142,831
------------------------------------------------------------------------------------------------------------------------------------
CBO2       Covenant   Office       DLJMAC 1997-CF2      Research and Dvlpmt Bldg      Mountain View   CA       0         2,533,825
------------------------------------------------------------------------------------------------------------------------------------
CBO2       Corrected  Office       DLJMAC 1997-CF2      Big V Shopping Center         Florida         NY       0         1,329,741
------------------------------------------------------------------------------------------------------------------------------------
CBO2       Monetary   Hotel        DLJMAC 1997-CF2      Four Pnts Riverwalk North(G)  San Antonio     TX      10        12,388,392
CBO2       Monetary   Hotel        DLJMAC 1997-CF2      Ramada Resort - Maingate(G)   Kissimmee       FL      10         9,238,802
CBO2       Monetary   Hotel        DLJMAC 1997-CF2      Holiday Inn-Maingate W(G)     Kissimmee       FL      10         8,702,204
CBO2       Monetary   Hotel        DLJMAC 1997-CF2      EconoLodge-Hawaiian Rsrt(G)   Kissimmee       FL      10         8,538,892
CBO2       Monetary   Hotel        DLJMAC 1997-CF2      Holiday Inn Express (G)       Orlando         FL      10         6,859,110
CBO2       Monetary   Hotel        DLJMAC 1997-CF2      Best Wtn Chateau Lousianne    Baton Rouge     LA       0         1,139,285
CBO2       Monetary   Retail       FULB 1997-C1         The Sports Authority          Pembroke Pines  FL       0        12,680,169
CBO2       Monetary   Hotel        FULB 1997-C1         Crowne Plaza Worcester        Worchester      MA      10         7,136,871
CBO2       Monetary   Hotel        FULB 1997-C1         Holiday Inn Frisco            Frisco          CO       0         4,773,362
CBO2       Monetary   Hotel        FULB 1997-C1         Holiday Inn Monroeville       Monroeville     PA       0         4,640,117
CBO2       Monetary   Hotel        FULB 1997-C1         Days Inn - Atlanta Airport    College Park    GA      14         3,925,552
CBO2       Monetary   Multifamily  FULB 1997-C1         Lake Mist                     Charlotte       NC       2         3,543,013
CBO2       Monetary   Hotel        FULB 1997-C1         Courtyard by Marriott         Revere          MA       0         3,366,762
CBO2       Monetary   Hotel        FULB 1997-C1         Crestview Holiday Inn         Crestview       FL       1         3,202,346
CBO2       Monetary   Healthcare   FULB 1997-C1         Country Gardens               Norcross        GA      10         2,350,104
CBO2       Monetary   Industrial   FULB 1997-C1         1000 West Crosby              Carrollton      TX       0         1,973,821
CBO2       Monetary   Healthcare   FULB 1997-C1         Gaulden Manor Nursing Ctr     Baltimore       OH      34           933,619
CBO2       Monetary   Hotel        SASCO(LBCMT)1996-C2  Hilton Hotel Sioux City       Sioux City      IA      11         5,133,153
CBO2       Monetary   Hotel        SASCO(LBCMT)1996-C2  Best Western Omaha            Omaha           NE      11         4,508,411
CBO2       Monetary   Hotel        SASCO(LBCMT)1996-C2  Holiday Inn Wichita           Wichita         KS      11         4,480,837
CBO2       Monetary   Hotel        SASCO(LBCMT)1996-C2  Holiday Inn Augusta           Augusta         GA      11         3,459,866
CBO2       Monetary   Hotel        SASCO(LBCMT)1996-C2  Best Western Des Moines       Des Moines      IA      11         2,812,587


Special Serviced Loan Detail Report as of December 2002

            Special                                                                                         # of        Scheduled
            Service               Underlying                                                                Months      Balance as
Asset        Type    Prop Type    Transaction          PROPERTY NAME                 CITY              ST   Delinq      of Dec 2002
CBO2       Monetary   Hotel        SASCO(LBCMT)1996-C2  Holiday Inn Richfield         Richfield       OH      11         2,658,084
CBO2       Monetary   Hotel        SASCO(LBCMT)1996-C2  Hampton Inn Austell           Austell         GA       1         2,472,892
CBO2       Monetary   Healthcare   SASCO(LBCMT)1996-C2  Franciscan Manor              Lompoc          CA       5         2,557,859
CBO2       Monetary   Hotel        SASCO(LBCMT)1996-C2  Sheraton Omaha                Omaha           NE      11         1,892,600
CBO2       Monetary   Hotel        SASCO(LBCMT)1996-C2  Comfort Inn Duncan            Duncan          SC       1         2,045,504
CBO2       Monetary   Hotel        SASCO(LBCMT)1996-C2  Best Western Council Bluff    Council Bluffs  IA      11         1,438,463
CBO2       Monetary   Retail       MCFI 1997-MC1        Tillmans Square Shopping Ctr  Mobile          AL      14         5,946,452
CBO2       Monetary   Retail       MCFI 1997-MC1        Fairmont Junction             Pasadena        TX       0         3,595,252
CBO2       REO        Retail       MCFI 1997-MC1        Whispering Pines Shpg Ctr     Manchester      TN      10         1,942,098
CBO2       REO        Retail       MCFI 1997-MC1        Scenic Hills Shopping Ctr     St. Paul        MN      54           991,470
CBO2       Monetary   Multifamily  MCFI 1997-MC1        Diplomat Apartments           Jackson         MS       2         3,973,025
CBO2       Monetary   Hotel        MCFI 1997-MC1        Radisson Htl&Sts-Buffalo Air  Cheektowaga     NY      15         7,111,098
CBO2       REO        Hotel        MCFI 1997-MC1        Comfort Inn E. Memphis        Memphis         TN      25         3,185,634
CBO2       REO        Hotel        MLMI 1996-C1         Comfort Inn - Oklahoma City   Oklahoma City   OK      13         1,260,738
CBO2       REO        Retail       MLMI 1996-C1         West Kentucky Outlet Center   Eddyville       KY      45         8,503,176
------------------------------------------------------------------------------------------------------------------------------------
CBO2       Corrected  Retail       MLMI 1996-C2         Frk's Nrsy #142-801 Egt Drv   Cincinnati      OH       0           790,563
CBO2       Corrected  Retail       MLMI 1996-C2         Frk's Nrsy-1700 E Dbln-Grnvl  Columbus        OH       0           678,284
CBO2       Corrected  Retail       MLMI 1996-C2         Frk's Nrsy-G-5054 Mlr Rd      Flint           MI       0           775,999
------------------------------------------------------------------------------------------------------------------------------------
CBO2       REO        Retail       MLMI 1996-C2         Market Place Shpg Ctr         Shelby          NC      27         6,138,456
------------------------------------------------------------------------------------------------------------------------------------
CBO2       Corrected  Retail       MLMI 1996-C2         Frk's Nrry-4180 Plfld Nrhest  Grand Rapids    MI       0           605,801
------------------------------------------------------------------------------------------------------------------------------------
CBO2       Monetary   Office       MLMI 1996-C2         Westec Plaza                  Plano           TX       8           819,073
CBO2       Monetary   Industrial   MLMI 1996-C2         Tiger Industrial Plaza        Phoenix         AZ       1         1,638,294
CBO2       Monetary   Hotel        MLMI 1996-C2         Shilo Inn-Salem Suites        Salem           OR      14         4,702,461
CBO2       Monetary   Hotel        MLMI 1996-C2         Shilo Inn-Tacoma              Tacoma          WA      14         5,820,048
CBO2       Monetary   Hotel        MLMI 1996-C2         Shilo Inn-Seaside Ocnfrt Rst  Seaside         OR      14         8,175,577
CBO2       Monetary   Hotel        MLMI 1996-C2         Shilo Inn-Prtlnd Arpt/I-205   Portland        OR      14        12,680,311
CBO2       REO        Hotel        MLMI 1996-C2         Horwitz-Ramada Inn-Bvrtn      Beaverton       OR      38         4,233,035
CBO2       REO        Hotel        MLMI 1996-C2         Horwitz-Ramada Inn-Prtlnd     Portland        OR      38         6,738,301
CBO2       Monetary   Hotel        MLMI 1997-C1         Shilo Inn-Bend                Bend            OR      14         5,706,860
CBO2       Monetary   Hotel        MLMI 1997-C1         Shilo Inn-Coeur d'Alene       Coeur d'Alene   ID      14         4,925,921
CBO2       Monetary   Hotel        MLMI 1997-C1         Shilo Inn-Nampa               Nampa           ID      14         3,844,621
CBO2       Monetary   Hotel        MLMI 1997-C1         Shilo Inn-Tillamook           Tillamook       OR      14         4,325,198
CBO2       Monetary   Hotel        MLMI 1997-C1         Shilo Inn-Salt Lake City      Salt Lake City  UT      14         9,611,552
CBO2       Monetary   Hotel        MLMI 1997-C1         Shilo Inn-Elko                Elko            NV      14         2,952,120
CBO2       Monetary   Hotel        MLMI 1997-C1         Comfort Inn - Richardson      Richardson      TX       3         1,581,509
CBO2       REO        Hotel        MLMI 1997-C1         Holiday Inn Express-Plano     Plano           TX      13         2,396,420
CBO2       Monetary   Hotel        MLMI 1997-C1         Quality Inn/Airport           Salt Lake City  UT       7         5,521,854
CBO2       REO        Multifamily  MLMI 1997-C1         Del Norte Apartments          Vlg of Ls Rch   NM      36         2,655,651
CBO2       Monetary   Office       MLMI 1997-C1         9343 North Loop East          Houston         TX      10         2,363,569
------------------------------------------------------------------------------------------------------------------------------------
CBO2       Corrected  Multifamily  MLMI 1997-C1         Shoreham Apartments           Albany          GA       0         2,810,486
------------------------------------------------------------------------------------------------------------------------------------
CBO2       REO        Retail       MLMI 1997-C1         Apopka Square Center          Apopka          FL      22         2,119,330
------------------------------------------------------------------------------------------------------------------------------------
CBO2       Corrected  Retail       ASC 1996-D3          Simi Valley Plaza             Simi Valley     CA       8        15,622,384
------------------------------------------------------------------------------------------------------------------------------------
CBO2       REO        Hotel        ASC 1996-D3          Holiday Inn -- Wilmington     Wilmington      NC      10         6,284,124
CBO2       REO        Hotel        ASC 1996-D3          Barcelona Court               Lubbock         TX      24         4,339,927
------------------------------------------------------------------------------------------------------------------------------------
CBO2       Covenant   Healthcare   ASC 1996-D3          Santa Rita Care Center        Green Valley    AZ       0         3,511,337
------------------------------------------------------------------------------------------------------------------------------------


Special Serviced Loan Detail Report as of December 2002

            Special                                                                                         # of        Scheduled
            Service               Underlying                                                                Months      Balance as
Asset        Type    Prop Type    Transaction          PROPERTY NAME                 CITY              ST   Delinq      of Dec 2002
CBO2       Monetary   Hotel        ASC 1996-D3          Hampton Inn - Memphis         Memphis         TN       2         3,502,494
CBO2       REO        Hotel        ASC 1996-D3          Holiday Inn - Monroe          Monroe          LA      39         3,214,700
------------------------------------------------------------------------------------------------------------------------------------
CBO2       Covenant   Healthcare   ASC 1996-D3          Westwood Plaza                Westwood        CA       0         2,410,619
------------------------------------------------------------------------------------------------------------------------------------
CBO2       Monetary   Hotel        ASC 1996-D3          Holiday Inn-Denton            Denton          TX       3         2,338,074
CBO2       REO        Healthcare   ASC 1996-D3          Medford Nursing Home          Medford         OK      12         2,349,490
CBO2       REO        Hotel        ASC 1996-D3          Best Western - Goodyear       Goodyear        AZ      18         2,114,226
CBO2       Monetary   Hotel        ASC 1996-D3          Country Hearth Inn - Auburn   Auburn          IN      12         1,575,922
CBO2       REO        Hotel        MLMI 1997-C2         Shoney's Inn                  Port Allen      LA      33         2,874,282
CBO2       Monetary   Hotel        MLMI 1997-C2         Days Inn Dwtwn-Indianapolis   Indianapolis    IN       5         2,580,504
CBO2       REO        Hotel        MLMI 1997-C2         Comfort Inn&Sts-Las Colinas   Irving          TX      14         2,201,167
CBO2       Monetary   Hotel        MLMI 1997-C2         Days Inn Defiance             Defiance        OH      19         1,675,256
CBO2       Monetary   Multifamily  MLMI 1997-C2         Stonywood Terrace Apts        Philadelphia    PA       2         1,598,803
CBO2       Monetary   Hotel        FULB 1997-C2         Sheraton Orlando North        Maitland        FL      11        16,799,672
CBO2       Monetary   Retail       FULB 1997-C2         Brandon Crossings Shpg Ctr    Brandon         FL       8        12,805,982
CBO2       Monetary   Other        FULB 1997-C2         FEL Facility                  Farmingdale     NJ      34         7,095,861
CBO2       Monetary   Hotel        FULB 1997-C2         Holiday Inn-Oceanfront        Melbourne       FL       0         5,177,787
CBO2       REO        Retail       FULB 1997-C2         Market Square Shopping Ctr    Macon           GA       6         3,434,159
CBO2       REO        Hotel        FULB 1997-C2         Marriott Fairfield Inn        Wood Cross      UT      25         2,620,518
CBO2       Monetary   Multifamily  FULB 1997-C2         Apple Creek                   Kansas City     MO       1         2,593,422
CBO2       Monetary   Multifamily  FULB 1997-C2         Westgate Hills                Jackson         MS      14         2,495,516
CBO2       REO        Retail       FULB 1997-C2         Santa Rosa Plaza Shpg Ctr     Gulf Breeze     FL      15         1,997,826
CBO2       Monetary   Hotel        FULB 1997-C2         Holiday Inn & Suites          Fort Wayne      IN       0         1,756,750
CBO2       Monetary   Multifamily  MCFI 1997-MC2        Hampton Meadows               Rockford        IL       0         8,678,893
CBO2       REO        Hotel        MCFI 1997-MC2        Sioux City Holiday Inn        Sioux City      IA      37         2,298,984
CBO2       Monetary   Hotel        CMAC 1997-ML1        Shilo Inn-Lincoln City        Lincoln City    OR      14        16,747,560
CBO2       Monetary   Hotel        CMAC 1997-ML1        Shilo Inn-Newport             Newport         OR      14        12,229,117
CBO2       Monetary   Hotel        CMAC 1997-ML1        Shilo Inn-Portland/Bvtn       Portland        OR      14         6,185,945
CBO2       Monetary   Hotel        CMAC 1997-ML1        Shilo Inn-Idaho Falls         Idaho Falls     ID      14         5,507,642
CBO2       Monetary   Hotel        CMAC 1997-ML1        Shilo Inn-Yuma                Yuma            AZ      14         4,881,949
CBO2       Monetary   Hotel        CMAC 1997-ML1        Shilo Inn-Richland            Richland        WA      14         4,146,996
CBO2       Monetary   Hotel        CMAC 1997-ML1        Shilo Inn-Boise/Riverside     Boise           ID      14         3,280,142
CBO2       Monetary   Hotel        CMAC 1997-ML1        Shilo Inn-The Dalles          The Dalles      OR      14         3,070,266
CBO2       Monetary   Hotel        CMAC 1997-ML1        Shilo Inn-Warrenton           Warrenton       OR      14         3,233,493
CBO2       Monetary   Hotel        CMAC 1997-ML1        Shilo Inn-Washington Square   Tigard          OR      14         2,801,177
CBO2       Monetary   Hotel        CMAC 1997-ML1        Shilo Inn-Spokane             Spokane         WA      14         3,472,510
CBO2       Monetary   Hotel        CMAC 1997-ML1        Shilo Inn-Oakhurst            Oakhurst        CA      14         2,266,515
CBO2       Monetary   Hotel        CMAC 1997-ML1        Shilo Inn-Pomona              Pomona          CA      14         2,350,680
CBO2       Monetary   Hotel        CMAC 1997-ML1        Shilo Inn-Casper              Casper          WY      14         2,363,045
CBO2       Monetary   Hotel        CMAC 1997-ML1        Shilo Inn-Nampa Boulevard     Nampa           ID      14         1,424,991
CBO2       Monetary   Hotel        CMAC 1997-ML1        Shilo Inn-Grants Pass         Grants Pass     OR      14           989,834
CBO2       Monetary   Hotel        CMAC 1997-ML1        Shilo Inn-Delano              Delano          CA      14           388,297
CBO2       Monetary   Hotel        MSCI 1998-WF1        Comfort Inn-Dwtn N Orleans    New Orleans     LA       0         4,525,130
------------------------------------------------------------------------------------------------------------------------------------
CBO2       Covenant   Industrial   MSCI 1998-WF1        Lapham Drive                  Modesto         CA       0         2,994,745
------------------------------------------------------------------------------------------------------------------------------------
CBO2       Monetary   Other        MSCI 1998-WF1        Cncl Rock Greens Ofc Cplx     Rochester       NY       7         2,611,401
CBO2       Monetary   Hotel        MSCI 1998-WF1        Anchorage Motor Inn           South Blgtn     VT      16         2,042,973


Special Serviced Loan Detail Report as of December 2002

            Special                                                                                         # of        Scheduled
            Service               Underlying                                                                Months      Balance as
Asset        Type    Prop Type    Transaction          PROPERTY NAME                 CITY              ST   Delinq      of Dec 2002
CBO2       Monetary   Industrial   JPMC 1998-C6         Alford Refrigerated Wrhss     Dallas          TX      12         7,088,796
CBO2       Monetary   Hotel        JPMC 1998-C6         Airport Days Inn              Salt Lake City  UT       8         3,301,258
NASC
  1998-D6  Monetary   Retail       NASC 1998-D6         Best Buy - City of Industry   Cty of Industry CA       0         9,223,232
NASC
  1998-D6  Monetary   Retail       NASC 1998-D6         Best Buy - Beaver Creek       Beaver Creek    OH       0         3,980,552
NASC
  1998-D6  Monetary   Retail       NASC 1998-D6         After Six                     Philadelphia    PA       7        10,449,395
NASC
  1998-D6  Monetary   Retail       NASC 1998-D6         Pennrose Mall                 Reidsville      NC       0         4,484,280
NASC
  1998-D6  Monetary   Retail       NASC 1998-D6         Cornerstone Plaza             Maryville       TN       0         2,948,042
NASC
  1998-D6  Monetary   Retail       NASC 1998-D6         Crestview                     Crestview       FL       0         1,556,304
NASC
  1998-D6  Monetary   Retail       NASC 1998-D6         Rock Springs Ford             Rock Springs    WY       0           313,284
NASC
  1998-D6  Monetary   Retail       NASC 1998-D6         Grocer Supply                 Ft. Worth       TX       0           293,467
------------------------------------------------------------------------------------------------------------------------------------
NASC
  1998-D6  Covenant   Retail       NASC 1998-D6         Levitz Plaza                  Las Vegas       NV       0         9,560,207
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NASC
  1998-D6  Monetary   Office       NASC 1998-D6         *Lancaster Mills              Clinton         MA       8         8,363,943
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NASC
  1998-D6  Corrected  Hotel        NASC 1998-D6         Quality Inn Orlando Airport   Orlando         FL       0         2,227,742
NASC
  1998-D6  Corrected  Multifamily  NASC 1998-D6         Village on the Lake           Oklahoma City   OK       0         2,268,880
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NASC
  1998-D6  Monetary   Hotel        NASC 1998-D6         Comfort Inn - Galax/Hlsvll    Hillsville      VA       9         1,897,238
------------------------------------------------------------------------------------------------------------------------------------
NASC
  1998-D6  Corrected  Hotel        NASC 1998-D6         Microtel Inn - Cornelius      Cornelius       NC      10         1,236,913
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


                                                       Hotel Mortgage Loans in CRIIMI MAE's Portfolio
                                                           as of December 31, 2002 (in millions)
                                                       ----------------------------------------------
                                                 Limited Service (i)                      Full Service (ii)

            Top 5 State Concentrations:    Florida......................    $ 142     Texas.................       $ 228
                                           Texas........................       92     California............         211
                                           Oregon.......................       89     Georgia...............         160
                                           Georgia......................       73     Virginia..............         117
                                           California...................       60     Massachusetts.........          84

            Top 5 MSA (iii)                Orlando, FL..................       44     Atlanta, GA...........         131
            Concentrations:                Atlanta, GA..................       38     Washington, DC-MD-VA-WV         98
                                           Portland-Vancouver, OR-WA....       34     San Antonio, TX.......          78
                                           Washington, DC-MD-VA-WV......       25     Phoenix-Mesa, AZ......          70
                                           Norfolk-VA Beach-Newport News       25     Santa Barbara-Santa             63
                                                                                                 Maria, CA

            Franchise Affiliation                                           1,143                                  1,218
            No Franchise Affiliation                                           84                                    221

            Near Airport (iv)                                                 256                                    523


            (i) There are loans representing a total outstanding principal amount of $1.23 billion secured by limited service hotels in the Company's portfolio. Of these, $288.1 million, or 23% are in special servicing as of December 31, 2002. Limited service hotels are generally hotels with room-only operations or hotels that offer a bedroom and bathroom, but very few other amenities. These hotels are often in the budget or economy group and do not report food and beverage revenue.
            (ii) There are loans representing a total outstanding principal amount of $1.44 billion secured by full service hotels in the Company's portfolio. Of these, $206.6 million, or 14% , are in special servicing as of December 31, 2002. Full service hotels are generally mid-price, upscale or luxury hotels with a restaurant, lounge facilities and meeting space as well as minimum service levels, often including bell service and room service. These hotels generate food and beverage revenue.
            (iii) "MSA" denotes a Metropolitan Statistical Area, as determined by the United States Office of Management and Budget, with a core area or city population estimate of at least 50,000 inhabitants.
            (iv)    Within approximately 2 miles of an airport